Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Radius Health, Inc. (the "Company") on Form 10-K for the fiscal year ended December 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, B. Nicholas Harvey, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 24, 2017

	By:	/s/ B. Nicholas Harvey
B. Nicholas Harvey
Senior Vice President, Chief Financial Officer,
Treasurer and Secretary

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.